                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            NEW BRUNSWICK SCIENTIFIC
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       NEW BRUNSWICK SCIENTIFIC CO., INC.




                                 ------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 26, 1998
                                 ------------
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of New Brunswick Scientific Co., Inc., a New Jersey corporation (the "Corporation"), will be held at the offices of the Corporation, 44 Talmadge Road, Edison, New Jersey 08818, on Tuesday, May 26, 1998, at 10:00 A.M. Eastern Daylight Savings Time, for the following purposes:


       1. To elect three Class II directors of the Corporation to terms of three years.


       2. To approve and adopt an amendment to the New Brunswick Scientific Co., Inc. 1991 Nonqualified Stock Option Plan revising the provisions that relate to vesting and payment.


       3. To approve and adopt amendments to the New Brunswick Scientific Co., Inc. 1989 Stock Option Plan for Nonemployee Directors increasing the number of authorized shares by 100,000 and revising the provisions that relate to vesting and payment.


       4. To approve and adopt the New Brunswick Scientific Co., Inc. 1998 Nonqualified Stock Option Plan for Ten Percent Shareholder - Directors.


       5. To transact such other business as may properly come before the meeting and any and all adjournments thereof.


     The Board of Directors has fixed the close of business on April 9, 1998, as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting. A copy of the Annual Report of the Corporation for the year ended December 31, 1997, is being sent to you herewith.




                                        By Order of the Board of Directors





                                        ADELE LAVENDER, Secretary


April 10, 1998




ALL SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

                      NEW BRUNSWICK SCIENTIFIC CO., INC.
                               44 Talmadge Road
                           Edison, New Jersey 08818


                             ---------------------
                                PROXY STATEMENT
                            ---------------------

                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Shareholders of New Brunswick Scientific Co., Inc., a New Jersey corporation (the "Corporation"), to be held at the offices of the Corporation, 44 Talmadge Road, Edison, New Jersey 08818, on Tuesday, May 26, 1998 at 10:00 A.M., Eastern Daylight Savings Time. This Proxy Statement and enclosed form of proxy are being sent to shareholders commencing on or about April 10, 1998.

     You are requested to complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope. Proxies duly executed and received in time for the meeting will be voted in accordance with the directions thereon at the meeting. Such proxies may, nevertheless, be revoked at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Corporation. Please note that mere presence at the meeting will not be effective to revoke a proxy. If you attend the meeting and wish to revoke your proxy, you still must deliver written notice to the Secretary of the Corporation before the voting thereof.

     The Board of Directors has fixed the close of business on April 9, 1998, as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting. As of the record date, the Corporation had outstanding 4,215,182 shares of Common stock, the holders of which are entitled to one vote per share.


ITEM 1. ELECTION OF DIRECTORS

     The Corporation's Certificate of Incorporation provides for classification of the Board of Directors into three classes with staggered terms of office. In accordance with the Certificate of Incorporation, only the three directors designated as Class II directors are to be elected at the 1998 Annual Meeting. Those elected shall serve terms of three years.


Nominees for Directors

     The persons named on the enclosed proxy will vote such proxy for the nominees listed below and on the proxy except where authority has been withheld as to a particular nominee or as to all such nominees. The Board of Directors has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other persons as the Board of Directors may nominate. A majority of the votes cast by holders of Common stock is required for approval of these proposals. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

   The following table presents the name, age and principal occupation of each nominee and present director.


       NOMINEES FOR TERMS EXPIRING AT THE 2001 ANNUAL MEETING (CLASS II)

                                                                                                          First
                                                                                                         Became
Name                             Age                        Principal Occupation                       Director In
-----------------------------   -----   -----------------------------------------------------------   ------------
Sigmund Freedman(1) .........    81     Treasurer of the Corporation                                      1958
Martin Siegel ...............    70     Chairman of the Board of Valiant International Multimedia         1980
                                        Corporation
Dr. David Pramer ............    75     Executive Assistant for Research Policy and                       1962(2)
                                        Administration, Rutgers University

                               PRESENT DIRECTORS

Terms Expiring at the 1999 Annual Meeting (Class III)

David Freedman(1) ............   77     Chairman of the Board of the Corporation                          1958
Ezra Weisman .................   57     President of the Corporation                                      1971
Dr. Marvin Weinstein .........   81     President, Research Advisory Service                              1981

Terms Expiring at the 2000 Annual Meeting (Class I)

Bernard Leon .................   70     Consultant, and Of Counsel to the law firm of                     1996
                                        Gibbons, Del Deo, Dolan, Griffinger & Vecchione
Kiyoshi Masuda ...............   73     President of American & Foreign Market Research, Inc.;            1980
                                        President of FerriShield, Inc.
Ernest Gross .................   79     Attorney in Private Practice                                      1984

------------
(1) David and Sigmund Freedman are brothers.

(2) Dr. Pramer was previously a director of the Corporation from 1962 to 1976. He was appointed a director again on April 11, 1989.

Business Experience of Directors

     Sigmund Freedman has been Treasurer and a Director of the Corporation since its incorporation in 1958. Mr. Freedman also served as Secretary of the Corporation from 1958 to 1985.

     Martin Siegel was Chairman of the Board of Weldotron Corporation, a packaging machinery manufacturing company, for approximately 33 years until 1994. He is currently Chairman of the Board of Valiant International Multimedia Corporation.

     David Pramer, Ph.D. has had a 46 year career at Rutgers University (the "University"), New Brunswick, New Jersey. Dr. Pramer had served as a Professor of Microbiology and until 1994 he also served as Associate Vice President of the University responsible for corporate liaison activities and transfer of University research technology to government and industrial users. From 1980 to 1988, he was the Director of the Waksman Institute of Microbiology, a research and educational unit within the University. Dr. Pramer currently holds the position of Executive Assistant for Research Policy and Administration at the University.

     David Freedman serves as Chairman of the Corporation's Board of Directors, a position he has held since the Corporation was incorporated in 1958. Mr. Freedman previously served as President and Chief Executive Officer of the Corporation until his resignation from that position on May 1, 1989.

     Ezra Weisman has served as President and Chief Executive Officer of the Corporation since May 1, 1989. Mr. Weisman previously served as Vice President, Sales of the Corporation for more than five years prior to 1987, and as Vice President, Corporate Development from April, 1987 through April, 1989.

     Marvin Weinstein, Ph.D. is the owner of a consulting business, Research Advisory Service, and was also a Director of Epitope, Inc. until his retirement in 1994. Dr. Weinstein retired in 1981 as Vice President Microbiology and Antibiotic Research of Schering Corp., a position he held since 1977.

     Mr. Leon is an attorney, has a consulting practice, and is Of Counsel to the law firm of Gibbons, Del Deo, Dolan, Griffinger & Vecchione. Mr. Leon was employed by Hoffmann-La Roche from 1961 until his retirement in 1994 at which time he was Assistant Vice President, Patent Counsel and Director of Licensing, Business Development and Acquisitions. Prior to 1961 he was a Patent Examiner with the U.S. Patent Office.

     Kiyoshi Masuda has been the owner and President of American & Foreign Market Research, Inc. since 1958. From 1985 to 1994 he was President of Yano Research Institute USA, Ltd. Since 1994 he has been President of FerriShield Inc.

     Ernest Gross is an attorney-at-law who retired in 1984 from Rutgers University where he had been a Professor and Associate Director of the Institute of Management and Labor Relations from 1971 to 1983.


Committees

     The Board of Directors has an Audit Committee, consisting of Messrs. Siegel, Weinstein and Gross, whose function is to meet with management and the independent auditors on matters pertaining to the Company's financial statements and internal accounting controls. This Committee met five times during the year ended December 31, 1997. The Board has a Compensation Committee which consists of Messrs. Masuda, Pramer, Leon and Gross which met six times during the year ended December 31, 1997. This Committee reviews the Corporation's policies with respect to employment, pension benefits and stock option plans and recommends modifications to such policies. The Board has an Executive Committee consisting of Messrs. David Freedman, Weisman, Gross and Siegel. This Committee handles certain matters that do not require action by the full Board and represents the interests of the Board in connection with matters arising between Board meetings. This Committee met 15 times during the year ended December 31, 1997. The Board also has a nominating committee consisting of Messrs. David Freedman, Weinstein and Pramer which met one time during the year ended December 31, 1997. This Committee acts as a screening committee for candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors and evaluates prospective nominees identified by the Committee on its own initiative or referred to it by other Board members, management, stockholders or external sources. Names of prospective candidates must be submitted in writing to the Secretary of the Corporation by December 23, 1998 for referral to the Committee. Any stockholder who wishes to make a nomination at an annual or special meeting for the election of directors must do so in compliance with procedures set forth in the Corporation's By-Laws.

     During the year ended December 31, 1997, there were six meetings of the Board of Directors.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of April 9, 1998, concerning the beneficial ownership of the Corporation's Common stock for (a) each director (and nominee for director); (b) each of the named officers (the "Named Executive Officers" as defined in the Executive Compensation section); and (c) all directors and executive officers of the Corporation as a group. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power.



                                                               Amount and
Name of                                                         Nature of
Beneficial                                                     Beneficial       Percent of
Owner                                                           Ownership         Class
---------------------------------------------------------   ----------------   -----------
Sigmund Freedman (1) ....................................     611,663 (2)        14.5%
Martin Siegel ...........................................      17,957 (3)         (4)
Dr. David Pramer ........................................       7,980 (3)(5)      (4)
David Freedman (1) ......................................     628,430 (2)(6)     14.9%
Ezra Weisman ............................................      58,789 (7)         (4)
Dr. Marvin Weinstein ....................................      12,592 (3)         (4)
Bernard Leon ............................................       2,612 (3)         (4)
Kiyoshi Masuda ..........................................      17,385 (3)         (4)
Ernest Gross ............................................      14,260 (3)(8)      (4)
All directors and executive officers as a group .........   1,388,184 (9)        32.9%

------------
(1) Messrs. David and Sigmund Freedman are brothers. Although neither brother is the beneficial owner of the stockholdings of the other, if David and Sigmund Freedman choose to act in concert they would control 29.4% of the Common stock of the Corporation.

(2) This figure includes 11,000 shares which may be acquired within 60 days under a stock option agreement.

(3) This figure includes respective shares which may be acquired within 60 days under a stock option plan for nonemployee directors as follows: Mr. Masuda
    - 12,765; Mr. Gross - 11,085; Mr. Siegel - 15,647; Mr. Leon - 880; Dr.
    Pramer - 2,948 and Dr. Weinstein - 11,899.

(4) Less than 1 percent.

(5) This figure includes 1,155 shares owned by Dr. Pramer's wife and 3,869 shares owned jointly by Dr. Pramer and his wife.

(6) This figure includes 18,230 shares owned by Mr. Freedman's wife directly but does not include 54,263 shares owned by a trust for the benefit of Mr. Freedman's wife. Mr. Freedman has neither voting nor investment control over the shares held by the Trust.

(7) This figure includes 34,650 shares which may be acquired by Mr. Weisman within 60 days under Nonqualified Stock Option Agreements and the 1991 Nonqualified Stock Option Plan for Officers and Key Employees.

(8) This figure includes 1,155 shares owned by Mr. Gross' wife and 2,020 shares owned jointly by Mr. Gross and his wife.

(9) This figure includes 125,734 shares which may be acquired by the officers and directors as a group within 60 days under Nonqualified Stock Option Agreements, the 1991 Stock Option Plan for Officers and Key Employees and the 1989 Stock Option Plan for Nonemployee Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of April 9, 1998, concerning the only persons who, to the best of Management's knowledge, own beneficially more than five percent (5%) of the Corporation's Common stock. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power.

         Name and Address of            Amount and Nature of     Percent of
          Beneficial Owner              Beneficial Ownership       Class
------------------------------------   ----------------------   -----------
   David Freedman (1)                        628,430(2)(3)         14.9%
   44 Talmadge Road
   Edison, New Jersey 08818

   Sigmund Freedman (1)                      611,663(3)            14.5%
   44 Talmadge Road
   Edison, New Jersey 08818

   The TCW Group, Inc.                       369,637                8.8%
   865 South Figueroa Street
   Los Angeles, California 90017

   Heartland Advisors, Inc.                  254,215                6.0%
   790 North Milwaukee Street
   Milwaukee, Wisconsin 53202

   Dimensional Fund Advisors, Inc.           235,453(4)             5.6%
   1299 Ocean Avenue - 11th Floor
   Santa Monica, California 90401

------------
(1) Messrs. David and Sigmund Freedman are brothers. By virtue of their stockholdings, they may be deemed to be "control persons" of the Corporation. Although neither brother is the beneficial owner of the stockholdings of the other, if David and Sigmund Freedman choose to act in concert they would control 29.4% of the Common stock of the Corporation.

(2) This figure includes 18,230 shares owned by Mr. Freedman's wife directly but does not include 54,263 shares owned by a trust for the benefit of Mr. Freedman's wife. Mr. Freedman has neither voting nor investment control over the shares held by the trust.

(3) This figure includes 11,000 shares which may be acquired within 60 days under a stock option agreement.

(4) According to a recently filed Schedule 13G, Dimensional Fund Advisors, Inc. has sole voting power over 152,941 shares and sole dispositive power over all of the shares indicated above. 37,883 shares are owned by DFA Investment Dimensions Group Inc. (the Fund) and 44,629 shares are owned by The DFA Investment Trust Company (the Trust). Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of the Fund and the Trust and in such capacities vote the shares owned by the Fund and the Trust.

Executive Officers

     The following table presents the name, age and present office or position of each of the Corporation's executive officers:

              Name                  Age      Present Office or Position (1)
              ----                  ---      ------------------------------
   David Freedman ..............    77     Chairman of the Board
   Ezra Weisman ................    57     President
   Sigmund Freedman ............    81     Treasurer
   Adele Lavender (2) ..........    73     Secretary
   Samuel Eichenbaum ...........    58     Vice President, Finance and Chief
                                           Financial Officer

------------
(1) Mr. Ezra Weisman became President and Chief Executive Officer of the Corporation in May, 1989. Messrs. David and Sigmund Freedman and Mr. Weisman are also directors of the Corporation (see "Election of Directors" above). Adele Lavender, who had served as Administrative Assistant to Mr. David Freedman from 1970 until June 30, 1990, was appointed Secretary of the Corporation in 1985. Mr. Eichenbaum was appointed Chief Financial Officer of the Corporation in February, 1985 and Vice President, Finance in May 1990. Mr. Eichenbaum was Assistant Treasurer of the Corporation from May, 1986 through April, 1990.

(2) Ms. Lavender retired from her position as Administrative Assistant to Mr. David Freedman effective June 30, 1990. Ms. Lavender continues to serve on a part-time basis and in an emeritus capacity as Secretary of the Corporation.

     The officers serve at the pleasure of the Board of Directors, except for Messrs. David Freedman and Ezra Weisman, who have employment agreements with the Corporation. The officers are normally elected at the meeting of directors immediately following the Annual Meeting of the Shareholders and serve until their successors are elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and the Nasdaq. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that, during the year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.

                            EXECUTIVE COMPENSATION

     The following table sets forth a summary for the last three fiscal years of the compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Corporation and the most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE
                            Annual Compensation(1)

Name and
Principal
Position                         Year     Salary ($)       Bonus      Options (#) (2)
---------                        ----     ----------       -----      ---------------
David Freedman                   1997       $223,500           --          50,000
Chairman of the Board            1996        212,901           --              --
                                 1995        212,151           --              --

Ezra Weisman                     1997        190,000      $34,236          50,000
President and Chief              1996        164,800       14,490              --
 Executive Officer               1995        164,800           --              --

Samuel Eichenbaum                1997        101,120       35,000           3,500
Vice President, Finance          1996         94,372       25,080              --
 and Chief Financial Officer     1995         92,359       21,000          10,500

------------
(1) While each of the Named Executive Officers received perquisites or other personal benefits in the years set forth above, the value of these benefits are not indicated since they did not exceed in the aggregate the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus in any year.


(2) Does not include options to purchase membership interests in DGI BioTechnologies, L.L.C., the Corporation's majority-owned drug discovery operation further described below.


     The Directors of the Corporation who are not also full time employees of the Corporation are paid $5,000 annually plus $600 for each Board meeting they attend, $300 for each Committee meeting they attend and $300 per day for special assignments. In addition, outside Directors of the Corporation (i.e., those who are not also officers of the Corporation) are eligible to be granted options to purchase stock in the Corporation pursuant to the Corporation's 1989 Stock Option Plan for Nonemployee Directors. Option prices are set at not less than 85% of the fair market value of the stock on the date of grant. These options are exercisable over a five year period in 20% annual installments beginning one year after date of grant. David Freedman and Sigmund Freedman, who are not eligible for grants of options under this plan, are the sole members of the plan committee which determines option grants and exercise prices. The following table indicates the number of options granted to eligible Directors in 1997 and the exercise price thereof of the Corporation's Common stock on the date of grant.

                                       Number of Shares       Number of Shares
                                         Granted At             Granted At
           Name                     $6.09 Per Share (1)     $7.00 Per Share (2)
           ----                     -------------------     -------------------
  Martin Siegel ................          6,050                   15,000
  Dr. David Pramer .............          5,500                   15,000
  Dr. Marvin Weinstein .........          5,500                   15,000
  Bernard Leon .................          4,400                   15,000
  Kiyoshi Masuda ...............          5,500                   15,000
  Ernest Gross .................          6,050                   15,000

------------
(1) 85% of fair market value on the date of grant.

(2) Fair market value on the date of grant.

     Sigmund Freedman, who is employed by the Corporation as Treasurer and is also a Director of the Corporation was paid $98,000 during 1997 as compensation for his services as Treasurer.

     Mr. Weisman's services as President and Chief Executive Officer of the Corporation are governed under the terms of an employment agreement with the Corporation effective January 1, 1994. The agreement which was scheduled to expire on December 31, 1996, and by its terms, was extended to December 31, 1998, provided for a salary of $160,000 with increases at the Board's discretion, bonuses if certain criteria are met and a grant in

1994 of options to purchase 5,775 shares of the Corporation's Common stock at $4.42 per share. The Corporation loaned Ezra Weisman $62,500 in December 1996 for 10 years without interest; the proceeds of the loan were paid to the Corporation by Mr. Weisman in order to exercise options for 11,550 shares of the Corporation's Common stock. These shares of stock have been pledged to the Corporation to secure the loan.

     The Corporation entered into an Employment and Consulting Agreement (the "Agreement") with Mr. David Freedman on January 1, 1996. The employment portion of the Agreement (the "Employment Term") runs for a term of three years, provided for payment of an annual salary of $212,901, with increases and bonuses at the Board's discretion, business expenses and use of a company car. Under the terms of his previous Employment Agreement, Mr. Freedman deferred $18,750 of his 1992 and $25,000 of his 1993, 1994 and 1995 compensation, which deferred amounts will be paid with interest at the prime rate on December 31, 1998, unless the Company elects to pay it sooner. If the Employment Term is terminated because of death or disability, the Corporation shall pay within 45 days, a benefit equal to Mr. Freedman's annual salary. If it is terminated for cause, the Corporation has no further obligations after the date of termination. At the expiration of the Employment Term, Mr. Freedman will serve as a consultant and independent contractor to the Corporation, pursuant to the consulting portion of the Agreement (the "Consultant Term") for a three year term at the rate of $100,000 per year with increases at the Board's discretion. At any time during the Agreement, Mr. Freedman has the option to forego the Consultant Term.

     David Freedman, Ezra Weisman and Samuel Eichenbaum, in their capacity as members of the Board of Managers of DGI BioTechnologies, L.L.C. (DGI), the Corporation's majority-owned drug discovery operation, each received options to purchase 50,000 membership interests in DGI. In addition, Bernard Leon, who is a consultant to DGI, one of its founders and a minority shareholder in DGI, holds options to purchase 50,000 membership interests in DGI which were granted to him prior to his becoming a director of the Corporation.

     The Corporation entered into termination agreements with each of the Named Executive Officers. Those agreements provide for payments by the Corporation to such individuals in the event that their employment relationship with the Corporation is terminated as a result of a transaction, not approved by the Corporation which effects a change in control of the Corporation, in an aggregate amount equal to 125% of the total salary and bonuses paid to them during the two years preceding their termination.

     The estimated amounts of compensation that would have been owed to the Named Executive Officers assuming that such terminations occurred as of March 31, 1998 are as follows: David Freedman - $549,046; Ezra Weisman - $469,488; and Samuel Eichenbaum - $317,740.

     In addition, the Corporation has entered into a termination agreement with Samuel Eichenbaum which provides for a payment equal to 100% of his current annual base salary at the time of such termination if he is involuntarily terminated for any reason after the occurrence of a change in control of the Corporation.

All Other Compensation

     As a result of the interest-free loan to Mr. Weisman (the proceeds of which were paid to the Corporation to exercise certain stock options) the Corporation has foregone $4,013 in interest.

Pension Plan

     The Named Executive Officers participate in the Corporation's Salaried Employees' Retirement Plan (the "Pension Plan"), which provides pension benefits to all salaried employees of the Corporation meeting certain age and length of service requirements. The following table sets forth the estimated annual pension benefits from the Pension Plan, based upon a maximum salary of $160,000 per year payable upon retirement at Normal Retirement Date:

                           Estimated Annual Benefits
                          Years of Continuous Service

 Annual Salary        10          20           30           40           45
---------------   ---------   ----------   ----------   ----------   ----------
    $ 60,000       $ 6,508     $13,240      $19,972      $25,738      $28,138
    $ 80,000       $ 8,828     $17,960      $27,092      $34,858      $38,058
    $100,000       $11,148     $22,680      $34,212      $43,978      $47,978
    $120,000       $13,468     $27,400      $41,332      $53,098      $57,898
    $140,000       $15,788     $32,120      $48,452      $62,218      $67,818
    $160,000       $18,108     $36,840      $55,572      $71,338      $77,738
    $180,000       $18,108     $36,840      $55,572      $71,338      $77,738
    $200,000       $18,108     $36,840      $55,572      $71,338      $77,738
    $220,000       $18,108     $36,840      $55,572      $71,338      $77,738
    $240,000       $18,108     $36,840      $55,572      $71,338      $77,738
    $260,000       $18,108     $36,840      $55,572      $71,338      $77,738

     The normal retirement benefit formula for plan participants provides that benefits are the sum of the following:

       1. .5% of annual compensation up to $7,800 plus 1% of annual compensation in excess of $7,800 multiplied by Credited Service prior to January 1, 1983.

       2. .6% of annual compensation up to $7,800 plus 1.2% of annual compensation in excess of $7,800 for each year of Credited Service from January 1, 1983 to Normal Retirement Date up to a maximum of 35 years (maximum includes years of service prior to January 1, 1983) (as such terms are defined in the Pension Plan).

       3. .8% of annual compensation for each year of Credited Service in excess of 35 years.

     The benefit amounts listed in the above table are not subject to any deduction for Social Security or other offset amounts. As of December 31, 1997, the years of credited service under the Pension Plan for Messrs. David Freedman; Ezra Weisman and Samuel Eichenbaum are 51 and 35 and 12, respectively. During the fiscal year ended December 31, 1997, benefits under the Pension Plan were paid to David Freedman in the amount of $62,564.

Options Granted During 1997

     The following table sets forth information for the Named Executive Officers with respect to grants of options to purchase Common stock of the Company made during the fiscal year ended December 31, 1997.


                      STOCK OPTION GRANTS IN FISCAL 1997
                               Individual Grants
                      ---------------------------------

                                                                                                  Potential Realizable Value
                                                                                                    at Assumed Annual Rates
                                              % of                                                      of Stock Price
                                         Total Options        Exercise                             Appreciation for 5-Year
                                            Granted          Price Per           Expira-              Option Term ($)(4)
                            Options        in Fiscal           Share              tion           ---------------------------------
Grantee Name              Granted (#)         Year            ($/Sh.)             Date               5%                  10%
------------              -----------         ----            -------             ----               --                  ---
David Freedman (1)           55,000           23.3%        $         6.59        3/11/02         $   102,718         $   233,924
Ezra Weisman (2)             50,000           21.2%        $ 10.00-$20.00        8/25/02                  --(8)      $    45,172(8)
Samuel Eichenbaum (3)         3,500            1.5%        $         6.00        8/20/02         $     5,951         $    13,551
All Shareholders (5)             --             --                     --             --         $10,491,940         $23,893,895
All Optionees (6)           236,000          100.0%        $  6.00-$20.00             (7)        $   334,647(8)       $  826,641(8)
% of Total Shareholder
Value                            --             --                     --             --                 3.2%                3.5%

------------
(1) Consists of stock options granted pursuant to a stock option agreement at fair market value on the date of grant, exercisable in five equal annual installments commencing one year after date of grant, and expires five years after date of grant.

(2) Consists of stock options granted pursuant to a non-qualified stock option plan at prices above fair market value on the date of grant, exercisable in five equal annual installments commencing one year after date of grant, and expires five years after date of grant.

(3) Consists of stock options granted pursuant to a non-qualified stock option plan at fair market value on the date of grant, exercisable in five equal annual installments commencing one year after date of grant, and expire five years after date of grant.

(4) These amounts represent certain assumed rates of appreciation for a given exercise price only. Actual gains, if any, on stock option exercises and Common stock holdings are dependent on the future performance of the Common stock. There is no assurance that the amounts reflected will be realized.

(5) Based on an aggregate of 4,202,845 shares of Common stock outstanding as of December 31, 1997, and a price per share of $8.81, the fair market value of the Company's Common stock at the close of business on such date.

(6) Exclusive of stock options granted to nonemployee directors, see page 7.

(7) Represents the actual exercise price of options granted during 1997; Options granted during 1997 will expire on the dates in 2002 equal to 5 years from the dates of grant.

(8) Excludes amounts attributable to stock options for 50,000 shares at 5% appreciation and 40,000 shares at 10% appreciation which were issued with exercise prices in excess of fair market value on date of grant and the value of which, after five years at the respective assumed annual rates of stock price appreciation is less than the exercise price thereof.


Options Exercised During 1997 and Fiscal Year End Option Values

     The following table sets forth information concerning the 1997 fiscal year-end value of unexercised options for each of the Named Executive Officers based upon the closing price of $8.8125 per share on December 31, 1997.

                                                               Number of Unexercised           Value of Unexercised in
                               Shares                             Options/SARs                 the Money Options/SARs ($)
                              Acquired         Value       -------------------------------   ------------------------------
          Name              on Exercise     Realized($)     Exercisable     Unexercisable     Exercisable     Unexercisable
------------------------   -------------   -------------   -------------   ---------------   -------------   --------------
David Freedman .........        --              --             11,000          44,000           $ 24,438         $97,750
Ezra Weisman ...........        --              --             34,650          57,775           $132,953         $25,292
Samuel Eichenbaum               --              --             13,860          12,740           $ 59,641         $48,771

Report of the Compensation Committee of the Board of Directors

     The Compensation Committee of the Board of Directors establishes the compensation for the Corporation's executive officers. The Compensation Committee is composed of four non-employee directors, currently Mr. Ernest Gross, Mr. Bernard Leon, Mr. Kiyoshi Masuda and Dr. David Pramer, who have no interlocking relationships as to which applicable Securities and Exchange Commission rules require disclosure.

     The Corporation compensates its executive officers through a combination of base salary, bonus, periodic grants of stock options, the use of Corporation owned automobiles and split dollar life insurance. In addition, executive officers participate in benefit plans, including medical, dental, life insurance and 401(k) plans, that are generally available to all of the Corporation's employees.

     Base salary levels for the Corporation's executive officers, including the Chief Executive Officer, are set generally to be competitive in relation to the salary levels of executive officers within the industry and other companies of comparable size and complexity. Base salary levels are also influenced by the performance of the Corporation with respect to growth in sales and net income, return on shareholders' equity, return on sales and assets, sales per employee and market capitalization. In addition, compensation is measured against published survey information. In reviewing the salary levels of the executive officers and the Chief Executive Officer of the Corporation, the Compensation Committee takes into account the problem-solving ability required to satisfactorily fulfill the positions' assigned duties and responsibilities and the impact the positions have on the operation and profitability of the Corporation.

     For the year ended December 31, 1997, the compensation of Ezra Weisman, the President and Chief Executive Officer of the Corporation, consisted of a salary of $190,000. Under the terms of his Employment Agreement, Mr. Weisman is entitled to receive a bonus if certain operating goals are exceeded. Mr. Weisman will also receive an increase of two percent in his base salary for each one-tenth of one percent increase in the Corporation's return on equity over an established target. A bonus of $34,236 was paid to Mr. Weisman for the year ended December 31, 1997. In addition, Mr. Weisman was granted nonqualified stock options as follows: 10,000 shares @ $10.00; 15,000 shares @ $15.00; and 25,000 shares exercisable at $20.00 per share, prices which were in excess of the fair market value of the Corporation's Common stock on the date of grant.

     For the year ended December 31, 1997, the compensation of David Freedman, the Chairman of the Board of the Corporation, consisted of a salary of $223,500. In addition, Mr. Freedman received 55,000 nonqualified stock options exercisable at $6.59 per share, the fair market value on the date of grant.

   Mr. Weisman and Mr. Freedman did not participate in any decisions related to their compensation.

                               Submitted by the
               Compensation Committee of the Board of Directors

                                 Ernest Gross
                                Kiyoshi Masuda
                               Dr. David Pramer
                                 Bernard Leon

Certain Relationships and Transactions

     David Freedman is the owner of Bio-Instrument Ltd., a foreign firm that acts as an agent for sales of the Corporation's products to customers in Israel, and earns commissions on those sales. During the year ended December 31, 1997, this firm earned commissions in the amount of $238,600 on purchases by customers in Israel of the Corporation's products. These commissions paid by the Corporation to Bio-Instrument Ltd. were comparable to commissions paid to unrelated distributors and sales representatives.

     Bernard Leon holds a less than 1% interest in DGI BioTechnologies, L.L.C.
(DGI), the Corporation's majority-owned and fully funded entity seeking to develop a novel, small molecule drug discovery platform. Mr. Leon also acts as a consultant to DGI and in such capacity was paid $6,038 by DGI during the year ended December 31, 1997. Mr. Leon had been a minority shareholder in the corporation which sold the DGI technology to the Corporation.

     The Corporation loaned Ezra Weisman $62,500 in December 1996 for 10 years without interest; the proceeds of the loan were paid to the Corporation by Mr. Weisman in order to exercise options for 11,550 shares of the Corporation's Common stock. These shares of stock have been pledged to the Corporation to secure the loan.

                            STOCK PERFORMANCE CHART

     The following chart compares the yearly change in the cumulative total shareholder return on the Corporation's Common stock during the last five years ended December 31, 1997, with the cumulative total return of the Media General Composite Index and an index comprised of the Media General Industry Group 401
- Scientific Instruments. The comparison assumes that $100 was invested on December 31, 1992 in the Corporation's Common stock and in each of the other two indices.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                   AMONG NEW BRUNSWICK SCIENTIFIC CO., INC.,
                     MEDIA GENERAL INDEX AND MG GROUP INDEX


   275 |-----------------------------------------------------------------------|
       |                                                                       |
       |                                                                       |
   250 |-----------------------------------------------------------------------|
       |                                                                       |
       |                                                                   @   |
   225 |-----------------------------------------------------------------------|
       |                                                                       |
       |                                                                   #   |
   200 |-----------------------------------------------------------------------|
D      |                                                       #               |
       |                                                       @           *   |
O  175 |-----------------------------------------------------------------------|
       |                                         #                             |
L      |                                                                       |
   150 |-----------------------------------------------------------------------|
L      |                                         @                             |
       |                                                       *               |
A  125 |-----------------------------------------------------------------------|
       |              #@           *@                                          |
R      |              *            #                                           |
   100 |*#@--------------------------------------*-----------------------------|
S      |                                                                       |
       |                                                                       |
    75 |-----------------------------------------------------------------------|
       |                                                                       |
       |                                                                       |
    50 |-----------------------------------------------------------------------|
       |                                                                       |
       |                                                                       |
    25 |-----------------------------------------------------------------------|
       |                                                                       |
       |                                                                       |
     0 |-----------------------------------------------------------------------|
     12/31/92     12/31/93     12/31/94      12/31/95      12/31/96     12/31/97

NEW BRUNSWICK SCIENTIFIC  *       MG GROUP INDEX  #     MEDIA GENERAL INDEX  @

                     ASSUMES $100 INVESTED ON JAN. 01, 1993
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1997

----------------------------------------------------------------------------------------------------------
                                        1992    1993         1994         1995         1996         1997
----------------------------------------------------------------------------------------------------------
 The Corporation                        100    106.52       117.39       100.82       128.92       178.55
 MG Industry Group 401 -- Scientific
   Instruments Index                    100    110.54       107.27       166.82       184.64       207.59
 Media General Index                    100    114.79       113.84       147.60       178.25       231.46

ITEM 2. PROPOSAL TO AMEND THE 1991 NONQUALIFIED STOCK OPTION PLAN TO REVISE CERTAIN PROVISIONS RELATING TO VESTING AND PAYMENT

     In 1992, the Corporation adopted, effective as of December 1991, the 1991 Nonqualified Stock Option Plan (the "1991 Plan"). The 1991 Plan provides for the granting of options to purchase shares of the Corporation's Common stock, par value $0.0625 per share, to be drawn from authorized but unissued stock. The purpose of the 1991 Plan is to be able to attract and retain the services of experienced and talented persons as executives, managers and supervisors of the Corporation. The 1991 Plan limits the Committee's flexibility, consequently changes are being sought to provide (i) the Committee with discretion in setting a vesting schedule with respect to option grants, (ii) for accelerated vesting at the discretion of the Committee and on a change in control, (iii) to provide for payment on exercise by promissory note at the Committee's discretion, and (iv) to increase the time within which to exercise options after death or retirement to twelve (12) months.

     The following is a brief summary of the 1991 Plan. The complete text is attached as Appendix A hereto.

Description of the Stock Option Plan

     The 1991 Plan is administered by a Committee appointed by the Board. The Committee consists of at least two persons who are Directors of the Corporation and who are not eligible to receive any options under the 1991 Plan and no member of the Committee may have received any such options for the one (1) year period prior to election to serve on the Committee. Participants are selected by the Committee on the basis of the Committee's judgment as to each person's overall contribution to the success of the Corporation. The Committee determines both the number of optionees and the number of shares to be optioned to any individual under the 1991 Plan. The Board of Directors is able to amend the 1991 Plan without further approval by the shareholders, except insofar as such approval is required by the 1991 Plan for amendments which materially modify the eligibility requirements for the receiving of options, increase the total number of shares covered by the Plan, or otherwise materially increase the benefits accruing to optionees.

     No options may be granted under the 1991 Plan after December 11, 2001. Options granted under the 1991 Plan may have an exercise period of up to ten years. The 1991 Plan provides that the Committee shall determine the time when any such options shall be exercisable. Generally, twenty percent (20%) of the options granted shall become exercisable one year after the grant date and twenty percent (20%) shall become exercisable each year thereafter until all options are exercisable at the end of five years, provided however, the Committee shall have the full discretion at the time of granting each option to make such options immediately exercisable on grant or subject to vesting over one or more specified periods of time different from the general vesting schedule.

     In the sole discretion of the Committee, it may accelerate the vesting schedule of any options issued under the 1991 Plan. In the event of a change in control of the Corporation by a single person or group of affiliated persons or entities, such options will vest immediately before the change in control.

     The 1991 Plan provides that when an optionee ceases to be an employee of the Corporation for any reason other than death, voluntary retirement after attaining age 65 or disability, all rights to exercise unexercised options cease, whether or not accrued at the date of termination. In the event of termination of an optionee's employment due to death, voluntary retirement or disability, all options which have become exercisable as of the date of the optionee's death may be exercised by the executor, administrator or beneficiary of the estate of such optionee, for a period of twelve (12) months or the unexpired term of the option (whichever is less). In no event can a stock option be exercised after 10 years from the date it is granted, or such earlier date as may be specified in the option. The options are not transferable except in the event of death.

     The exercise price per share of each option must be at least the fair market value on the date of grant which, generally, is the closing price for the Corporation's Common stock as quoted on the Nasdaq. Payment for the full number of shares covered by the portion of any option exercised will be made in full at the time of exercise. Payment can be made by delivery of cash, check, bank draft or postal or express money order. At the Committee's sole discretion, payment can be made by delivery of shares of the Corporation's Common stock having an aggregate fair market value equal to the portion of the option price outstanding or at the discretion of the Committee, by delivery of the Optionee's personal recourse note with such terms as the Committee may approve.

     Options covering 313,825 shares remain available for grant under the 1991 Plan. No determination has been made with respect to future recipients of options under the 1991 Plan, and it is not possible to specify to whom such options may be granted, or the number of shares, within the limitations of the 1991 Plan, to be covered by such options.

     Options granted under the 1991 Plan are intended to be non-statutory options. Under current Federal income tax law, the grant of a non-transferable, non-statutory option generally is not a taxable event for the grantee or for the Corporation. Rather, the recipient of a non-statutory option generally realizes ordinary income upon exercise of the option in an amount equal to the excess of the fair market value of the stock acquired over the option price. The Corporation is entitled to claim a corresponding tax deduction, subject to the rules pertaining to the reasonableness of compensation and the withholding of income taxes, in an amount equal to the ordinary income realized by the grantee.

     The Corporation has filed the necessary registration statements under the Securities Act of 1933 to cover the issuance of shares pursuant to exercise of options granted under the 1991 Plan so that such registration statements are effective prior to the exercise of options for those shares.

     Management recommends a vote "FOR" the amendment.

ITEM 3. PROPOSAL TO AMEND THE 1989 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS TO RESERVE AN ADDITIONAL 100,000 SHARES FOR ISSUANCE THEREUNDER AND TO REVISE CERTAIN PROVISIONS RELATING TO VESTING AND PAYMENT

     In 1989, the Corporation adopted, effective April 11, 1989, the 1989 Stock Option Plan for Nonemployee Directors (the "1989 Plan"). The 1989 Plan provides for the granting of options to purchase shares of the Corporation's Common Stock, par value $.0625 per share, to be drawn from authorized but unissued stock. Two hundred fifteen thousand five hundred (215,500) shares are subject to the 1989 Plan, including 100,000 shares approved by the Corporation's shareholders in May 1997, but the number of shares would be appropriately adjusted in the event of certain changes in the capital structure of the Corporation. All amounts have been adjusted to reflect a 10% stock dividend paid on May 15, 1997. Shareholders will have no pre-emptive rights with regard to shares allotted to the 1989 Plan. The purpose of the 1989 Plan is to attract and retain the services of experienced and talented persons as directors of the Corporation. All of the above shares will be adjusted to give effect to a 10% stock dividend payable May 15, 1998, on the Corporation's Common stock.

     The Plan is administered by a Committee composed of at least two (2) persons who are members of the Board of Directors. No member of the Committee may receive any options under the Plan and no member may have received any such options for a period of at least one year prior to having been elected to serve on the Committee. The 1989 Plan limits the Committee's flexibility, consequently changes are being sought to provide (i) the Committee with discretion in setting a vesting schedule with respect to option grants, (ii) for accelerated vesting at the discretion of the Committee and on a change in control, (iii) to provide for payment on exercise by promissory note at the Committee's discretion, and (iv) that options may be exercised both after retirement and death and to increase the time in which to exercise options in those cases to twelve (12) months.

     The following is a brief summary of the 1989 Plan. The complete text is attached as Appendix B hereto.

Description of the Stock Option Plan

     The Committee consists of at least two (2) persons who are members of the Board of Directors. No member of the Committee may receive any options under the Plan, and no member may have received any such options for a period of at least one (1) year prior to his or her election to serve on the Committee. The Board may from time to time remove members from, or add members to, the Committee. The Board may on its own motion, amend the requirements for eligibility for service on the Committee as may be reasonably required, in the judgment of the Board, in order to qualify each member of the Committee as a "disinterested person," as defined in the regulations of the Securities and Exchange Commission pertaining to Section 16(b) of the Securities Exchange Act of 1934.

     No options may be granted under the 1989 Plan after April 30, 1999. Options granted under the 1989 Plan may have an exercise period of up to ten years. The 1989 Plan provides that the Committee shall determine the time when any such options shall be exercisable. Generally, twenty percent (20%) of the options granted shall become exercisable one year after the grant date and twenty percent (20%) shall become exercisable each year thereafter until all options are exercisable at the end of five years, provided however, the Committee shall have the full discretion at the time of granting each option to make such options immediately exercisable on grant or subject to vesting over one or more specified periods of time different from the general vesting schedule. All options will immediately vest on the death of a director.

     In the sole discretion of the Committee, it may accelerate the vesting schedule of any options issued under the 1989 Plan. In the event of a change in control of the Corporation by a single person or group of affiliated persons or entities, such options will vest immediately before the change in control.

     If an optionee dies while a director of the Corporation or retires after completing at least three full terms, all unexercised options shall remain exercisable for (i) a period of twelve (12) months from the date of death or retirement, as the case may be or (ii) until the expiration date, whichever occurs first. In the case of death, the option may be exercised by the executor or administrator of the optionee's estate or by any person who acquires the option from the optionee by bequest or inheritance. In no event can a stock option be exercised after 10 years from the date it is granted, or such earlier date as may be specified in the option. The options are not transferable except in the event of death.

     The exercise price per share of each option will not be less than eighty-five percent (85%) of the fair market value on the date of grant which, generally, is the closing price for the Corporation's Common stock as quoted on the Nasdaq. Payment for the full number of shares covered by the portion of any option exercised will be made in full at the time of exercise. Payment can be made by delivery of cash, check, bank draft or postal or express money order or at the discretion of the Committee (a) through delivery of shares of Common stock having a fair market value equal to the cash exercise price of the option or (b) by the delivery of the optionee's personal recourse note with such terms as the Committee may approve.

     Options covering 11,136 shares remain available for grant under the 1989 Plan. No determination has been made with respect to future recipients of options under the 1989 Plan, and it is not possible to specify the directors to whom such options may be granted, or the number of shares, within the limitations of the 1989 Plan, to be covered by such options.

     Options granted under the 1989 Plan are not intended to be stock options of the various types specifically referred to in the Internal Revenue Code of 1986, as amended, but, instead, would be considered as non-statutory options taxable under established general principles of tax law. Under current federal income tax law, the grant of a non-transferable, non-statutory option generally is not a taxable event for the grantee or for the Corporation. Rather, the grantee of a non-qualified option generally realizes ordinary income upon exercise of the option in an amount equal to the excess of the fair market value of the stock acquired over the option price. The Corporation is entitled to claim a corresponding tax deduction, subject to the rules pertaining to the reasonableness of compensation, in an amount equal to the ordinary income realized by the grantee.

     The Corporation has filed the necessary registration statements under the Securities Act of 1933 covering the issuance of shares pursuant to exercise of options granted under the 1989 Plan so that such registration statements are effective prior to the exercise of options for those shares. The Corporation expects to amend those registration statements to extend coverage to the 100,000 additional shares to be added to the 1989 Plan.

     The closing price of the Common Stock of the Corporation on March 19, 1998, as quoted on Nasdaq was $9.00 per share.

ITEM 4. PROPOSAL TO ADOPT THE 1998 STOCK OPTION PLAN FOR TEN PERCENT SHAREHOLDER-DIRECTORS

     On March 17, 1998, the Board of Directors adopted, subject to the approval of the Shareholders, a 1998 Nonqualified Stock Option Plan for Ten Percent Shareholder-Directors (the "1998 Plan") and directed that the Plan be submitted to a vote of the Shareholders at the Annual Meeting. A majority of the shares of Common stock voted at the meeting in person or by proxy must be voted in favor of the Plan in order for it to be effective.

     The following is a brief summary of the proposed Plan. The complete text is attached as Appendix C hereto.

Description of the Stock Option Plan

     The 1998 Plan provides for the granting of options to purchase shares of the Corporation's Common stock, par value $.0625 per share, to be drawn from authorized but unissued stock. One hundred thousand (100,000) shares are subject to the 1998 Plan, but the number of shares would be appropriately adjusted in the event of certain changes in the capital structure of the Corporation. Shareholders will have no pre-emptive rights with regard to shares allotted to the 1998 Plan. The purpose of the 1998 Plan is to enable the Corporation to retain the services of individuals with experience and exceptional managerial and analytical talent. The above shares will be adjusted to give effect to a 10% stock dividend payable May 15, 1998, on the Corporation's Common stock.

     The 1998 Plan is administered by a Committee composed of members of the Board, who are not employees of the Corporation and who are not eligible to participate in the 1998 Plan. The Committee determines both the number of optionees and the number of shares to be optioned to any individual under the 1998 Plan. The Board of Directors may amend the 1998 Plan without further approval by the Shareholders, except insofar as such approval is required by the 1998 Plan for amendments which materially modify the eligibility requirements for receiving options, increase the total number of shares covered by the 1998 Plan, or otherwise materially increase the benefits accruing to optionees.

     No options may be granted under the 1998 Plan after March 17, 2008. Options granted under the 1998 Plan may have an exercise period of up to ten years. The 1998 Plan provides that the Committee shall determine the time when any such options shall be exercisable. Generally, twenty percent (20%) of the options granted shall become exercisable one year after the grant date and twenty percent (20%) shall become exercisable each year thereafter until all options are exercisable at the end of five years, provided however, the Committee shall have the full discretion at the time of granting each option to make such options immediately exercisable on grant or subject to vesting over one or more specified periods of time different from the general vesting schedule. All options will immediately vest on the death of an optionee.

     In the sole discretion of the Committee, it may accelerate the vesting schedule of any options issued under the 1998 Plan. In the event of a change in control of the Corporation by a single person or group of affiliated persons or entities, such options will vest immediately before the change in control.

     The 1998 Plan provides that when an Optionee ceases to be a director or ten percent owner of the Corporation for any reason other than death, voluntary retirement after attaining age 65 or disability prior to the expiration date of any options, such unexercised options shall terminate as of the date of such termination of directorship or ten percent ownership whichever is later.

     If an optionee dies while a director or ten percent owner of the Corporation or retires, all unexercised options shall remain exercisable for
(i) a period of twelve (12) months from the date of death or retirement, as the case may be or (ii) until the expiration date, whichever occurs first. In the case of death, the option may be exercised by the executor or administrator of the optionee's estate or by any person who acquires the option from the optionee by bequest or inheritance. In no event can a stock option be exercised after 10 years from the date it is granted, or such earlier date as may be specified in the option. The options are not transferable except in the event of death.

     The exercise price per share of each option must be at least the fair market value on the date of grant which, generally, is the closing price for the Corporation's Common stock as quoted on the Nasdaq. Payment for the full number of shares covered by the portion of any option exercised will be made in full at the time of exercise. Payment can be made by delivery of cash, check, bank draft or postal or express money order. At the Committee's sole discretion, payment can be made by delivery of (a) shares of the Corporation's Common stock having an aggregate fair market value equal to the portion of the option price outstanding or (b) the optionees personal recourse note with such terms as the Committee may approve.

     Options granted under the 1998 Plan are intended to be non-statutory options. Under current Federal income tax law, the grant of a non-transferable, non-statutory option generally is not a taxable event for the optionee or for the Corporation. Rather, the recipient of a non-statutory option generally realizes ordinary income upon exercise of the option in an amount equal to the excess of the fair market value of the stock acquired over the option price. The Corporation is entitled to claim a corresponding tax deduction, subject to the rules pertaining to the reasonableness of compensation and the withholding of income taxes, in an amount equal to the ordinary income realized by the optionee.

     The closing price of the Common stock of the Corporation on March 17, 1998, as quoted on the Nasdaq was $9.00 per share.

Management recommends a vote "FOR" the amendment.

                                   AUDITORS

     The Corporation has selected KPMG Peat Marwick LLP to be the independent auditors for the Corporation for the fiscal year ending December 31, 1998.

     A representative of KPMG Peat Marwick LLP is expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

     Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

                          1999 SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for inclusion in the Proxy Statement of the Board of Directors for the 1999 Annual Meeting of Shareholders, must be received by the Corporation at 44 Talmadge Road, Edison, New Jersey 08818 on or before December 23, 1998.

                                    GENERAL

     The cost of this solicitation will be borne by the Corporation. Brokers will be asked to forward solicitation material to beneficial owners of stock and will be reimbursed for their out-of-pocket expenses.


                                        By Order of the Board of Directors



                                        ADELE LAVENDER, Secretary

                          ANNUAL REPORT ON FORM 10-K

     The Corporation will provide without charge to each shareholder who requests it in writing, a copy of its Annual Report on Form 10-K for the year ended December 31, 1997, including the financial statements and schedules thereto (but without the exhibits thereto) filed with the Securities and Exchange Commission. The Corporation will furnish any exhibit to such Annual Report to any shareholder requesting the same upon payment of a fee equal to the Corporation's reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K 405 or exhibits thereto should be addressed to Samuel Eichenbaum, Vice President, Finance, New Brunswick Scientific Co., Inc. 44 Talmadge Road, Edison, New Jersey 08818-4005.

                                 Appendix "A"

                      NEW BRUNSWICK SCIENTIFIC CO., INC.
                      1991 NONQUALIFIED STOCK OPTION PLAN

                                   ARTICLE 1

                               NAME AND PURPOSE


     1.1 Name. The name of the stock option plan (the "Plan") shall be the New Brunswick Scientific Co., Inc. 1991 Nonqualified Stock Option Plan.

     1.2 Purpose. The Plan is intended to enable New Brunswick Scientific Co., Inc. (the "Company") to attract and retain experienced and exceptional executive employees with managerial and analytical talent, upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. Accordingly, the Plan is intended to provide them with favorable opportunities to purchase equity in the Company through the grant of nonqualified stock options (the "Options"), thereby encouraging them to contribute to the Company's future success and prosperity, and enhancing the value of the Company for the benefit of its other share owners.

                                   ARTICLE 2

                          SHARES SUBJECT TO THE PLAN

     2.1 Number of Shares. The stock subject to options issued under this Plan shall be shares of the Company's Common stock, par value $.0625 per share (the "Shares"). The total amount of Shares with respect to which options may be granted shall be 200,000 [662,000 after approval of the 1997 amendment] shares, subject to adjustment in accordance with the provisions of Section 2.2. Shares issuable under the Plan shall be authorized but unissued Shares of the Company, including treasury shares. If any Option granted under the Plan expires or otherwise terminates, in whole or in part, without having been exercised, the Shares subject to the unexercised portion of such Option shall be available for the granting of Options under the Plan as fully as if such Shares had never been subject to an Option.

     2.2 Adjustments. The number of Shares that may be issued under the Plan, as stated in Section 2.1, and the number of Shares issuable upon exercise of outstanding Options under the Plan (as well as the exercise price per share under such outstanding Options shall be equitably adjusted by the Committee (referred to in Section 3.2) to reflect: (a) any stock dividend or stock split,
(b) any subdivision or combination of outstanding shares or (c) any other reorganization or change in the stock or capital structure of the Company in connection with which the Company issues additional shares of capital stock without receiving any consideration therefor.

                                   ARTICLE 3

                            ADMINISTRATION OF PLAN

     3.1 Stock Options. As used in the Plan, the term "Options" or "nonqualified stock options" means options that are not intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     3.2 Committee Authority in General. Except as otherwise provided below, the Plan shall be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall have full authority to establish, from time to time, such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to make such determinations and interpretations under or in connection with the Plan and the Options granted hereunder, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders, employees (including former employees), and directors, and any related corporation, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

     3.3 Committee Members. The Committee shall be composed of at least two (2) persons who are members of the Board of Directors. No member of the Committee may receive any options under the Plan, and no member may have received any such options for a period of at least one (l) year prior to his or her election to serve on the Committee. The Board may from time to time remove members from, or add members to, the Committee. The Board may on its own motion, amend the requirements, for eligibility for service on the Committee as may be reasonably required, in the judgment of the Board, in order to qualify each member of the Committee as a "disinterested person," as defined in the regulations of the Securities and Exchange Commission pertaining to Section 16(b) of the Securities Exchange Act of 1934.

     3.4 Actions of the Committee. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and a vote of the majority of those members present at any meeting, or acts approved in writing by a majority of the Committee, shall decide any question before the Committee.

     3.5 Exoneration. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under this Plan, except those resulting from such member's gross negligence or willful misconduct.

     3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the Company shall defend, indemnify and hold harmless the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid or payable by them in settlement thereof provided such settlement is approved by independent legal counsel selected by the Company or paid or payable by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith on the part of the Board or Committee member seeking indemnification hereunder, provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such committee member undertakes to handle and defend it on her or his own behalf.

                                   ARTICLE 4

                                  ELIGIBILITY

     The persons eligible to participate in the Plan shall be executive, managerial, or supervisory employees (except any employee who may be ineligible as a result of his or her appointment to the Committee) of the Company and its subsidiary companies who may be designated by the Committee. The persons eligible to receive Options under the Plan are referred to in this Plan as "Eligible Individuals." The Committee shall have the full discretion and authority to determine the persons to whom Options shall be granted under the Plan and to recommend the date of grant and the other conditions thereof, subject to the express terms of this Plan.

                                   ARTICLE 5

                                 OPTION TERMS

     5.1 Price of Options. The purchase price per Share (the "Option Price") under each Option granted under the Plan shall be determined and fixed by the Committee in its discretion, but shall not be less than the fair market value of such Shares on the date of grant of such Option. The fair market value of a Share on any day shall mean (a) the last reported closing price of a Share as quoted by Nasdaq and reported in The Wall Street Journal (or other reputable financial publication, in the event The Wall Street Journal is unavailable); or
(b) if at any time the Company's Common stock is not eligible for quotation on Nasdaq, such other method of determining fair market value as shall be permitted by the Code or the rules or regulations thereunder, and adopted by the Committee from time to time.

     5.2 Maximum Exercise Period. The Committee shall fix the term of all Options, provided that such term shall not exceed ten years from the date of grant of such Option (the "Expiration Date").

     5.3 Installment Exercise. On the grant of each Option under this Plan (the "Grant Date"), the Committee shall determine the time when any of such Options shall be exercisable. Generally, twenty percent (20%) of the Options granted shall become exercisable one (1) year after the Grant Date and twenty percent (20%) shall become exercisable each year thereafter until all Options are exercisable at the end of five years, provided, however, the Committee shall have the full discretion at the time of granting each Option to make such Options immediately exercisable on grant or subject to vesting over one or more specified periods of time different from the general vesting schedule. The time at which such Options shall become exercisable, in whole or in part, shall be set forth in the Nonqualified Stock Option Agreement described in Section 5.10 below. An Option may be exercised as to less than the full amount of Shares then available for purchase under the Option, but must be exercised in multiples of full shares of stock. An Option may not be exercised more than ten times during the term of the Option.

     5.4 Payment. The Option Price shall be payable: (a) in cash or by check, bank draft, or postal or express money order, (b) at the discretion of the Committee, through delivery of shares of Common stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Committee, by delivery of the optionee's personal recourse note with such terms as the Committee may approve, or (d) at the discretion of the Committee, by any combination of (a), (b) and
(c) above. The Committee shall set forth in the Nonqualified Stock Option Agreement, the form of permitted payment of the exercise price. Notwithstanding the foregoing, the Committee, in its sole discretion, may amend any outstanding Nonqualified Stock Option Agreement to permit one or more of the additional forms of payment set forth in (b), (c) or (d) above by providing written notice of such amendment to the optionee.

     5.5 Method of Exercise. An Option, or portion of an Option, shall be exercised by delivery of a written notice of exercise to the Company, accompanied by payment in full of the purchase price for the Shares with respect to which the Option is exercised. Until such Shares are issued, the holder of the Option shall have none of the rights of a share owner. In its discretion, the Committee may require that the exercise of an Option be conditioned upon the execution by the optionee of a written election under
Section 83(b) of the Code.

     5.6 Transferability. No Option shall be assignable or transferable by an optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the optionee, the Option shall be exercisable only by him, or in the event of his legal disability by his legal representative.

     5.7 Termination of Employment. If an optionee ceases to be employed by the Company for any reason other than death, voluntary retirement after attaining age 65 or disability (as described in Section 5.9 below) prior to the Expiration Date of any Options, such unexercised Option shall terminate as of the date of such termination of employment.

     5.8 Death of Optionee. If an optionee dies while an employee of the Company and if on the date of death an optionee holds an Option that is not fully exercised, then for a period of twelve (12) months after the optionee's death or the unexpired term of the Option, whichever is less, the Option may be exercised by the executor or administrator of the optionee or by any person who acquires the Option from the optionee by bequest or inheritance, to the extent that the optionee could have exercised such Option on the date of his or her death.

     5.9 Retirement or Disability of Optionee. If an optionee ceases to be employed by the Company or its subsidiary corporations by reason of voluntary retirement after attaining the age of 65 or by reason of disability and if on the date of termination of employment the optionee holds an Option that is not fully exercised, then for a period of twelve (12) months after the date of termination of employment or the unexpired Option term, whichever is less, the Option may be exercised to the extent that the optionee had the right to exercise such Option as of the date of termination of employment. If such optionee dies within twelve (12) months after the date of termination of employment and if on the date of his death he held an Option that is not fully exercised, then to the extent and for the period that the optionee could have exercised the Option under this Section 5.9 had he survived, the Option may be exercised by the executor or administrator of the optionee or by any person who acquires the Option from the optionee by bequest or inheritance. A "disability" shall, for all purposes under this plan, be defined as set forth in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended.

     5.10 Option Agreement and Further Conditions. As soon as practicable after the grant of an Option, each optionee shall enter into, and be bound by the terms of, a nonqualified stock option agreement (the "Nonqualified Stock Option Agreement") which shall state the number of Shares to which the Option pertains. The Nonqualified Stock Option Agreement shall set forth such terms, conditions and restrictions regarding the Option not inconsistent with the Plan as the Committee shall determine. Without limiting the generality of the foregoing, the Committee, in its discretion, may impose further conditions upon the exercisability of Options and restrictions on transferability with respect to Shares issued upon exercise of Options.

     5.11 Accelerated Vesting. (a) Notwithstanding and in addition to 5.11(b) below, at any time, and from time to time, in the sole discretion of the Committee, the Committee may accelerate the vesting schedule of any Options issued under this Plan, whether such Options were issued prior or subsequent to the adoption of the First Amendment. Where the Committee determines that it shall accelerate the vesting of any option, it shall notify the affected optionee in writing.

     (b) In the event of a "Change in Control" of the Company, any Options not yet exercisable shall immediately vest and become exercisable. For purposes of this Agreement, "Change in Control" means the acquisition (after the Effective Date of this First Amendment) of the beneficial ownership of a majority of the voting securities of the Company and/or substantially all of the assets of the Company by a single person or entity or a group of affiliated persons or entities. Such Options shall vest immediately before the Change in Control.

                                   ARTICLE 6

                           MISCELLANEOUS PROVISIONS

     6.1 Registration of Shares. The Company may, but shall not be obligated to, register the Options or the Shares received upon exercise of an Option, or both, with the Securities and Exchange Commission and any state securities law commission or agency. In the absence of such registration, both the Options and the Shares:

        (i) will be issued only pursuant to an exemption from registration;

       (ii) cannot be sold, pledged, transferred or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required; and

      (iii) will bear an appropriate restrictive legend setting forth the statement contained in subparagraph (ii) above.

     The Company shall not be required to sell or issue any Shares under any Option if the issuance of such Shares would, in the judgment of the Company, constitute or result in a violation by the Optionee or the Company of any provision of law or regulation of any governmental agency. The Company at its discretion, may require the optionee to sign, when exercising an Option, an investment letter satisfactory to the Company.

     6.2 Application of Funds. The funds received by the Company upon the exercise of Options and otherwise under the Plan shall be used for general corporate purposes as permitted by law.

     6.3 Withholding of Taxes. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable Federal, state and local tax withholding requirements.

     6.4 Governing Law. This Plan shall, to the maximum extent possible, be governed by the laws of the State of New Jersey.

     6.5 Employment Rights. The grant of an Option under this Plan shall not impose on the Company or its subsidiary corporations any obligation to continue to employ any optionee, and the right of the Company or its subsidiary corporations to terminate the employment of any person shall not be diminished or affected by reason of such grant of an Option.

                                   ARTICLE 7

                           AMENDMENT AND TERMINATION

     7.1 Authority of Board of Directors. Except as otherwise provided in
Section 7.2, the Board at any time, and from time to time, may suspend or discontinue the Plan or amend it in any respect as the Board may deem appropriate and in the best interests of the Company; provided, however, that no such suspension, discontinuance or amendment shall materially impair the rights of any holder of any Option granted under this Plan prior to such amendment, suspension or termination, without the consent of such holder.

     7.2 Shareholder Approval of Amendments. No amendment of this Plan shall be made which would, without the approval of the shareholders holding at least a majority of the outstanding shares of the Company voted at a meeting of such shareholders: (a) materially increase the benefits accruing to participants under the Plan; (b) increase the number of Shares that may be issued under the Plan (except for adjustments permitted or required under Section 2.2 above); materially modify the requirements as to eligibility for participation in the Plan; or (d) extend the term during which Options may be granted or exercised.

     7.3 Termination. No Options may be granted after ten years after the date on which this Plan was approved by the Board, provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or vested, as the case may be, or are terminated in accordance with the Plan.

                                   ARTICLE 8

                    SHAREHOLDER APPROVAL AND EFFECTIVE DATE

     This Plan is subject to the approval of the holders of at least a majority of the votes cast by the holders of shares entitled to vote thereon, which approval shall be obtained at the annual shareholder's meeting following the adoption of the Plan by the Board. If the shareholders shall not approve the Plan as aforesaid, the Plan shall not be effective, and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                                 Appendix "B"

                      NEW BRUNSWICK SCIENTIFIC CO., INC.
                            1989 STOCK OPTION PLAN
                                      FOR
                             NONEMPLOYEE DIRECTORS

1. Purpose

     The New Brunswick Scientific Co., Inc. 1989 Stock Option Plan for Nonemployee Directors (the "Plan") is intended to enable New Brunswick Scientific Co., Inc. (the "Company") to attract and retain experienced and qualified independent directors and to provide them with incentives to promote the best interests of the Company by enabling and encouraging them, through the grant of nonqualified stock options (the "Options") to acquire Company stock.

     As used in the Plan, the term "nonqualified stock options" means options which are not intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986. as amended from time to time (the "Code"). The term "related corporation" means any corporation which is a "subsidiary corporation" of the Company as defined in Section 425(f) of the Code.

2. Administration

     The Plan shall be administered by a Committee composed of at least two (2) persons who are members of the Board of Directors. No member of the Committee may receive any options under the Plan, and no member may have received any such options for a period of at least one (1) year prior to his or her election to serve on the Committee. The Board may from time to time remove members from, or add members to, the Committee. The Board may on its own motion, amend the requirements, for eligibility for service on the Committee as may be reasonably required in the judgment of the Board, in order to qualify each member of the Committee as a "disinterested person," as defined in the regulations of the Securities and Exchange Commission pertaining to Section 16(b) of the Securities Exchange Act of 1934.

     Subject to the terms of the Plan, the Committee shall have the authority to determine the persons to whom nonqualified stock options shall be granted under the Plan and to recommend the date of grant and the other terms and conditions thereof. The Committee shall have the authority to establish. from time to time, such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to make such determinations and interpretations under or in connection with the Plan and the Options granted hereunder, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders. employees (including former employees), and directors. and any related corporation. and upon their respective legal representatives. beneficiaries, successors and assigns and upon all other persons claiming under or through any of them. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder, except those resulting from such member's willful misconduct.

     In addition to such other rights of indemnification as they may have as members of the Board or the Committee. the Company shall defend. indemnify and hold harmless the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action. suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid or payable by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid or payable by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith on the part of the Board or Committee member seeking indemnification hereunder, provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and any opportunity. at its own expense. to handle and defend the same before such committee member undertakes to handle and defend it on her or his own behalf.

3. Eligibility

     The persons eligible to participate in the Plan shall be the nonemployee directors (except any director who may be ineligible as a result of his appointment to the Committee) of the Company who may be designated by the Committee. The persons eligible to receive Options under the Plan are hereinafter referred to as "Eligible Individuals".

4. Stock Subject to the Plan

     Subject to adjustment in accordance with the provisions of Section 10 hereof, 100,000 shares (315,500 if the amendment is approved) of Common stock, par value $.0625 per share of the Company ("Shares"), shall be available for the grant of Options under the Plan. Shares issuable under the Plan shall be authorized but unissued Shares of the Company, including treasury shares.

     If any Option granted under the Plan expires or otherwise terminates, in whole or in part. without having been exercised, the Shares subject to the unexercised portion of such Option shall be available for the granting of Options under the Plan as fully as if such Shares had never been subject to an Option.

5. Grants and Price of Options

     (a) Grants. From time to time until the expiration or earlier termination of the Plan, the Committee may grant Options to Eligible Individuals (such grantees are hereinafter referred to as "Optionees") under the Plan. Options granted pursuant to the Plan to such Eligible Individuals shall be in such form as the Committee shall from time to time approve, and shall be subject to the terms and conditions of this Plan.

     (b) Price of Options. The purchase price per share (the "Option Price") under each Option granted under the Plan shall be determined and fixed by the Committee in its discretion, but shall not be less than eighty-five percent (85%) of the fair market value of such Shares on the date of grant of such Option. The fair market value of a Share on any day shall mean (i) the last reported closing price of a share as quoted by the Nasdaq and reported in The Wall Street Journal (or other reputable financial publication in the event The Wall Street Journal is unavailable); or if at any time the Company's Common stock is not eligible for quotation on Nasdaq; (ii) such other method of determining fair market value as shall be permitted by the Code or the rules or regulations thereunder, and adopted by the Committee from time to time.

6. Term of Options

     Unless earlier terminated pursuant to any provision hereof, all Options granted under the Plan shall expire on a date which is no later than the date that is ten (10) years after the date of grant of such Option (the "Expiration Date").

7. Vesting, Exercise and Payment

     (a) Vesting. On the grant of each Option under this Plan (the "Grant Date"), the Committee shall determine the time when any of such Options shall be exercisable. Generally, twenty percent (20%) of the Options granted shall become exercisable one (1) year after the Grant Date and twenty percent (20%) shall become exercisable each year thereafter until all Options are exercisable at the end of five years, provided, however, the Committee shall have the full discretion at the time of granting each Option to make such Options immediately exercisable on grant or subject to vesting over one or more specified periods of time different from the general vesting schedule. All Options shall immediately vest on the death of a Director. The time at which such Options shall become exercisable, in whole or in part, shall be set forth in the Nonqualified Stock Option Agreement described in Section 16(b) below.

     (b) Accelerated Vesting. (i) Notwithstanding and in addition to subsection
(ii) below, at any time, and from time to time, in the sole discretion of the Committee, the Committee may accelerate the vesting schedule of any Options issued under this Plan, whether such Options were issued prior or subsequent to the adoption of the First Amendment. Where the Committee determines that it shall accelerate the vesting of any option, it shall notify the affected optionee in writing.

                 (ii) In the event of a "Change in Control" of the Company, any Options not yet exercisable shall immediately vest and become exercisable. For purposes of this Agreement, "Change in Control" means the acquisition (after the Effective Date of this First Amendment) of the beneficial ownership of a majority of the voting securities of the Company and/or substantially all of the assets of the Company by a single person or entity or a group of affiliated persons or entities. Such Options shall vest immediately before the change in Control.

     (c) Method of Exercise. An Option may be exercised, in whole or in part, but only in multiples of full shares, by giving notice to the Company at its principal office, specifying the number of Shares to be purchased and accompanied by payment in full of the aggregate purchase price for such Shares. Notwithstanding the foregoing, an Option may not be exercised more than ten times during the term of the Option. Except in the case of death or retirement, as provided under Section 8(b), below, an Optionee may exercise an Option only during the period such Optionee is a director of the Company. No Option may be exercised after the Expiration Date.

     (d) Payment. The Option Price shall be payable: (i) in cash or by check, bank draft, or postal or express money order, (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note with such terms as the Committee may approve, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. The Committee shall set forth in the Nonqualified Stock Option Agreement, the form of permitted payment of the exercise price. Notwithstanding the foregoing, the Committee, in its sole discretion, may amend any outstanding Nonqualified Stock Option Agreement to permit one or more of the additional forms of payment set forth in (ii), (iii) or (iv) above by providing written notice of such amendment to the Optionee.

8. Termination of Options and Transferability

     (a) Termination of Optionee's Directorship. If an Optionee ceases to be a director of the Company for any reason other than death (as described in Subsection (b) below) prior to the Expiration Date of any Options, such Option shall terminate immediately upon such cessation.

     (b) Death or Retirement of Optionee. If an Optionee dies while a director of the Company or "Retires", as defined below, all unexercised Options shall remain exercisable for (i) a period of twelve (12) months from the date of death or retirement, as the case may be or (ii) until the Expiration Date, whichever occurs first. In the case of death, the Option may be exercised by the executor or administrator of the Optionee's estate or by any person who acquires the Option from the Optionee by bequest or inheritance. For purposes of this Plan, Retirement shall mean, the date on which a director completes at least three (3) full terms on the board of directors of the Company and where such director has not been asked to resign or has not been otherwise removed from office.

     (c) Transferability. No Option shall be assignable or transferable by an Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee. the Option shall be exercisable only by him, or in the event of his legal disability, by his legal representative.

9. Registration of Shares

     The Company may, but shall not be obligated to, register the Options or the Shares received upon exercise of an Option, or both, with the Securities and Exchange Commission and any state securities law commission or agency. In the absence of such registration, both the Options and the Shares:

        (i) will be issued only pursuant to an exemption from registration;

       (ii) cannot be sold, pledged, transferred or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required; and

      (iii) will bear an appropriate restrictive legend setting forth the statement contained in subparagraph (ii) above.

     The Company shall not be required to sell or issue any Shares under any Option if the issuance of such Shares would, in the judgment of the Company, constitute or result in a violation by the Optionee or the Company of any provision of law or regulation of any governmental agency. The Company, at its discretion, may require the Optionee to sign, when exercising an Option. an investment letter satisfactory to the Company.

10. Adjustments

     (a) The number of Shares which may be issued under the Plan, as stated in
Section 4 hereof, and the number of Shares issuable upon exercise of outstanding Options under the Plan (as well as the exercise price per share under such outstanding Options) shall be equitably adjusted by the Committee to reflect: (i) any stock dividend or stock split, (ii) any subdivision or combination of outstanding shares or (iii) any other reorganization or change in the stock or capital structure of the Company in connection with which the Company issues additional shares of capital stock without receiving any consideration therefor.

     (b) In the event the Company is liquidated or a corporate transaction described in Section 425(a) of the Code and the Treasury Regulations issued thereunder occurs (such as, for example, a merger, consolidation, acquisition of property or stock, separation, or reorganization), each outstanding Option shall be assumed by the surviving or successor corporation, if any.

11. Amendment or Discontinuance of the Plan

     The Board at any time, and from time to time, may suspend or discontinue the Plan or amend it in any respect whatsoever, provided, however, that, without the approval of the holders of at least a majority of the outstanding Shares, the Plan may not be amended so as to materially (a) increase the benefits accruing to participants under the Plan; (b) increase the number of Shares which may be issued under the Plan; (except for adjustments permitted or required under Section 10 hereof): (c) modify the requirements as to eligibility for participation in the Plan; or (d) materially increase the cost of the Plan to the Company; and provided further, that no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

12. Application of Funds

     The funds received by the Company upon the exercise of Options and otherwise under the Plan shall be used for general corporate purposes as permitted by law.

13. Shareholder Approval

     This Plan is subject to the approval of the holders of at least a majority of the votes cast by the holders of Shares entitled to vote thereon; which approval shall be obtained at the annual shareholder's meeting following the adoption of the Plan by the Board. If the shareholders shall not approve the Plan as aforesaid, the Plan shall not be effective, and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

14. No Obligation to Exercise Option

     The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

15. Termination of Plan

     No Options may be granted after April 30, 1999, provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or vested, as the case may be, or are terminated in accordance with the Plan.

16. Miscellaneous Provisions

     (a) Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his Option until the issuance of a stock certificate to him representing such Shares.

     (b) Option Agreement and Further Conditions. As soon as practicable after the grant of an Option, each Optionee shall enter into, and be bound by the terms of, a nonqualified stock option agreement (the "Nonqualified Stock Option Agreement") which shall state the number of Shares to which the Option pertains. The Nonqualified Stock Option Agreement shall set forth such terms, conditions and restrictions regarding the Option not inconsistent with the Plan as the Committee s all determine. Without limiting the generality of the foregoing, the Committee, in its discretion, may impose further conditions upon the exercisability of Options and restrictions on transferability with respect to Shares issued upon exercise of Options.

     (c) Withholding of Taxes. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable Federal, state and local tax withholding requirements.

     (d) Governing Law. This Plan shall, to the maximum extent possible, be construed in a manner consistent with the Code and shall otherwise be governed by the laws of the State of New Jersey.

                                 Appendix "C"

                      NEW BRUNSWICK SCIENTIFIC CO., INC.
                      1998 NONQUALIFIED STOCK OPTION PLAN
                                      FOR
                      TEN PERCENT SHAREHOLDER - DIRECTORS

                                   ARTICLE 1

                               NAME AND PURPOSE

     1.1 Name. The name of the stock option plan (the "Plan") shall be the New Brunswick Scientific Co., Inc. 1998 Nonqualified Stock Option Plan for Ten Percent Shareholder-Directors.

     1.2 Purpose. The Plan is intended to enable New Brunswick Scientific Co., Inc. (the "Company") to retain the services of directors with experience and exceptional managerial and analytical talent, upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. Accordingly, the Plan is intended to provide them with favorable opportunities to purchase equity in the Company through the grant of nonqualified stock options (the "Options"), thereby encouraging them to contribute to the Company's future success and prosperity, and enhancing the value of the Company for the benefit of its other share owners.

                                   ARTICLE 2

                          SHARES SUBJECT TO THE PLAN

     2.1 Number of Shares. The stock subject to options issued under this Plan shall be shares of the Company's Common stock, par value $.0625 per share (the "Shares"). The total amount of Shares with respect to which options may be granted shall be 100,000 subject to adjustment in accordance with the provisions of Section 2.2. Shares issuable under the Plan shall be authorized but unissued Shares of the Company, including treasury shares. If any Option granted under the Plan expires or otherwise terminates, in whole or in part, without having been exercised, the Shares subject to the unexercised portion of such Option shall be available for the granting of Options under the Plan as fully as if such Shares had never been subject to an Option.

     2.2 Adjustments. The number of Shares that may be issued under the Plan, as stated in Section 1, and the number of Shares issuable upon exercise of outstanding Options under the Plan (as well as the exercise price per share under such outstanding Options shall be equitably adjusted by the Committee (referred to in Section 3.2) to reflect: (a) any stock dividend or stock split,
(b) any subdivision or combination of outstanding shares or (c) any other reorganization or change in the stock or capital structure of the Company in connection with which the Company issues additional shares of capital stock without receiving any consideration therefor.

     2.3 Successor Corporation. In the event the Company is liquidated or a corporate transaction described in Section 425(a) of the Code and the Treasury Regulations issued thereunder occurs (such as, for example, a merger, consolidation, acquisition of property or stock, separation, or reorganization), each outstanding Option shall be assumed by the surviving or successor corporation, if any.

                                   ARTICLE 3

                            ADMINISTRATION OF PLAN

     3.1 Stock Options. As used in the Plan, the term "Options" or "nonqualified stock options" means options that are not intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     3.2 Committee Authority in General. Except as otherwise provided below, the Plan shall be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall have full authority to establish, from time to time, such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to make such determinations and interpretations under or in connection with the Plan and the Options granted hereunder, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders, employees (including former employees), and directors, and any related corporation, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

     3.3 Committee Members. The Committee shall be composed of all of the members of the Board of Directors who are not employees of the Company. No member of the Committee may receive any options under the Plan, and no member may have received any such options for a period of at least one (1) year prior to his or her election to serve on the Committee. The Board may on its own motion, amend the requirements, for eligibility for service on the Committee as may be reasonably required, in the judgment of the Board in order to qualify each member of the Committee as a "disinterested person," as defined in the regulations of the Securities and Exchange Commission pertaining to Section 16(b) of the Securities Exchange Act of 1934.

     3.4 Actions of the Committee. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and a vote of the majority of those members present at any meeting, or acts approved in writing by a majority of the Committee, shall decide any question before the Committee.

     3.5 Exoneration. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under this Plan, except those resulting from such member's gross negligence or willful misconduct.

     3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the Company shall defend, indemnify and hold harmless the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid or payable by them in settlement thereof provided such settlement is approved by independent legal counsel selected by the Company or paid or payable by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith on the part of the Board or Committee member seeking indemnification hereunder, provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on her or his own behalf.

                                   ARTICLE 4

                                  ELIGIBILITY

     The persons eligible to participate in the Plan shall be Eligible Individual of the Company who own ten percent (10%) or more of the Company's Common Stock (except any person who may be ineligible as a result of his or her appointment to the Committee). The persons eligible to receive Options under the Plan are referred to in this Plan as "Eligible Individuals." The Committee shall have the full discretion and authority to recommend the date of grant and the other conditions thereof, subject to the express terms of this Plan.

                                   ARTICLE 5

                                 OPTION TERMS

     5.1 Price of Options. The purchase price per Share (the "Option Price") under each Option granted under the Plan shall be determined and fixed by the Committee in its discretion, but shall not be less than one hundred percent (100%) of the fair market value of such Shares on the date of grant of such Option. The fair market value of a Share on any day shall mean (a) the last reported closing price of a Share as quoted by Nasdaq and reported in The Wall Street Journal (or other reputable financial publication, in the event The Wall Street Journal is unavailable); or (b) if at any time the Company's Common stock is not eligible for quotation on Nasdaq, such other method of determining fair market value as shall be permitted by the Code or the rules or regulations thereunder, and adopted by the Committee from time to time.

     5.2 Maximum Exercise Period. The Committee shall fix the term of all Options, provided that such term shall not exceed ten years from the date of grant of such Option (the "Expiration Date").

     5.3 Installment Exercise. On the grant of each Option under this Plan (the "Grant Date"), the Committee shall determine the time when any of such Options shall be exercisable. Generally twenty percent (20%) of the Options granted shall become exercisable one (1) year after the Grant Date and twenty percent (20%) shall become exercisable each year thereafter until all Options are exercisable at the end of five years, provided, however, the Committee shall have the full discretion at the time of granting each Option to make such Options immediately exercisable on grant or subject to vesting over one or more specified periods of time different from the general vesting schedule. The time at which such Options shall become exercisable, in whole or in part, shall be set forth in the Nonqualified Stock Option Agreement described in Section 5.10 below. An Option may be exercised as to less than the full amount of Shares then available for purchase under the Option, but must be exercised in multiples of full shares of stock. An Option may not be exercised more than ten times during the term of the Option.

     5.4 Payment. The Option Price shall be payable: (a) in cash or by check, bank draft, or postal or express money order, b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Committee, by delivery of the Optionee's personal recourse note with such terms as the Committee may approve, or (d) at the discretion of the Committee, by any combination of (a), (b) and
(c) above. The Committee shall set forth in the Nonqualified Stock Option Agreement, the form of permitted payment of the exercise price. Notwithstanding the foregoing, the Committee, in its sole discretion, may amend any outstanding Nonqualified Stock Option Agreement to permit one or more of the additional forms of payment set forth in (b), (c) or (d) above by providing written notice of such amendment to the Optionee."

     5.5 Method of Exercise. An Option, or portion of an Option, shall be exercised by delivery of a written notice of exercise to the Company, accompanied by payment in full of the purchase price for the Shares with respect to which the Option is exercised. Until such Shares are issued, the holder of the Option shall have none of the rights of a share owner. In its discretion, the Committee may require that the exercise of an Option be conditioned upon the execution by the Optionee of a written election under
Section 83(b) of the Code.

     5.6 Transferability. No Option shall be assignable or transferable by an Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by him, or in the event of his legal disability by his legal representative.

     5.7 Termination of Directorship or Ten Percent Shareholding. If an Optionee ceases to be an Eligible Individual for any reason other than death, voluntary retirement after attaining age 65 or disability (as described in Section 5.9 below) prior to the Expiration Date of any Options, such unexercised Option shall terminate as of the date of such termination of directorship or cessation of ten percent (10%) ownership whichever is later.

     5.8 Death of Optionee. If an Optionee dies while an Eligible Individual of the Company and if on the date of death an Optionee holds an Option that is not fully exercised, then for a period of twelve (12) months after the Optionee's death or the unexpired term of the Option, whichever is less, the Option may be exercised by the executor or administrator of the Optionee or by any person who acquires the Option from the Optionee by bequest or inheritance, to the extent that the Optionee could have exercised such Option on the date of his or her death.

     5.9 Retirement or Disability of Optionee. If an Optionee ceases to be an Eligible Individual by reason of voluntary retirement after attaining the age of 65 or by reason of disability and if on the date of termination of the directorship or cessation of ten percent (10%) ownership whichever is later the Optionee holds an Option that is not fully exercised, then for a period of twelve months after the date of termination of the directorship or cessation of ten percent (10%) ownership whichever is later or the unexpired Option term, whichever is less, the Option may be exercised to the extent that the Optionee had the right to exercise such Option as of the date of termination of the directorship or cessation of ten percent (10%) ownership whichever is later. If such Optionee dies within twelve months after the date of termination of the directorship or cessation of ten percent (10%) ownership whichever is later and if on the date of his death he held an Option that is not fully exercised, then to the extent and for the period that the Optionee could have exercised the Option under this Section 5.9 had he survived, the Option may be exercised by the executor or administrator of the Optionee or by any person who acquires the Option from the Optionee by bequest or inheritance. A "disability" shall, for all purposes under this plan, be defined as set forth in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended.

     5.10 Option Agreement and Further Conditions. As soon as practicable after the grant of an Option each Optionee shall enter into, and be bound by the terms of a nonqualified stock option agreement (the "Nonqualified Stock Option Agreement") which shall state the number of Shares to which the Option pertains. The Nonqualified Stock Option Agreement shall set forth such terms, conditions and restrictions regarding the Option not inconsistent with the Plan as the Committee shall determine. Without limiting the generality of the foregoing, the Committee, in its discretion, may impose further conditions upon the exercisability of Options and restrictions on transferability with respect to Shares issued upon exercise of Options.

     5.11 Accelerated Vesting.

     (a) Notwithstanding and in addition to 5.11(b) and (c) below, at any time, and from time to time, in the sole discretion of the Committee, the Committee may accelerate the vesting schedule of any Options issued under this Plan. Where the Committee determines that it shall accelerate the vesting of any option, it shall notify the affected Optionee in writing.

     (b) In the event of a "Change in Control" of the Company, any Options not yet exercisable shall immediately vest and become exercisable. For purposes of this Agreement, "Change in Control" means the acquisition of the beneficial ownership of a majority of the voting securities of the Company and/or substantially all of the assets of the Company by a single person or entity or a group of affiliated persons or entities. Such Options shall vest immediately before the Change in Control."

     (c) All options shall immediately rest on the death of any Eligible Individual.

                                   ARTICLE 6

                           MISCELLANEOUS PROVISIONS

     6.1 Registration of Shares. The Company may, but shall not be obligated to register the Options or the Shares received upon exercise of an Option, or both, with the Securities and Exchange Commission and any state securities law commission or agency. In the absence of such registration, both the Options and the Shares:

       (i) will be issued only pursuant to an exemption from registration;

      (ii) cannot be sold, pledged, transferred or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required; and

     (iii) will bear an appropriate restrictive legend setting forth the statement contained in subparagraph (ii) above.

     The Company shall not be required to sell or issue any Shares under any Option if the issuance of such Shares would, in the judgment of the Company, constitute or result in a violation by the Optionee or the Company of any provision of law or regulation of any governmental agency. The Company at its discretion, may require the Optionee to sign, when exercising an Option, an investment letter satisfactory to the Company.

     6.2 Application of Funds. The funds received by the Company upon the exercise of Options and otherwise under the Plan shall be used for general corporate purposes as permitted by law.

     6.3 Withholding of Taxes. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable Federal, state and local tax withholding requirements.

     6.4 Governing Law. This Plan shall. to the maximum extent possible, be governed by the laws of the State of New Jersey.

     6.5 Employment Rights. The grant of an Option under this Plan shall not impose on the Company or its subsidiary corporations any obligation to continue to employ any Optionee or to retain him as a director, and the right of the Company or its subsidiary corporations to terminate the directorship of any person shall not be diminished or affected by reason of such grant of an Option.

     6.6 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

     6.7 Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his Option until the issuance of a stock certificate to him representing such Shares.

     6.8 Option Agreement and Further Conditions. As soon as practicable after the grant of an Option, each Optionee shall enter into, and be bound by the terms of, a nonqualified stock option agreement (the "Nonqualified Stock Option Agreement") which shall state the number of Shares to which the Option pertains. The Nonqualified Stock Option Agreement shall set forth such terms, conditions and restrictions regarding the Option not inconsistent with the Plan as the Committee shall determine. Without limiting the generality of the foregoing, the Committee, in its discretion, may impose further conditions upon the exercisability of Options and restrictions on transferability with respect to Shares issued upon exercise of Options.

     6.9 Withholding of Taxes. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable Federal, state and local tax withholding requirements.

                                   ARTICLE 7

                           AMENDMENT AND TERMINATION

     7.1 Authority of Board of Directors. Except as otherwise provided in
Section 7.2, the Board at any time, and from time to time, may suspend or discontinue the Plan or amend it in any respect as the Board may deem appropriate and in the best interests of the Company; provided, however, that no such suspension, discontinuance or amendment shall materially impair the rights of any holder of any Option granted under this Plan prior to such amendment, suspension or termination, without the consent of such holder.

     7.2 Shareholder Approval of Amendments. No amendment of this Plan shall be made which would, without the approval of the shareholders holding at least a majority of the outstanding shares of the Company voted at a meeting of such shareholders: (a) materially increase the benefits accruing to participants under the Plan; (b) increase the number of Shares that may be issued under the Plan (except for adjustments permitted or required under Section 2.2 above); materially modify the requirements as to eligibility for participation in the Plan; or (d) extend the term during which Options may be granted or exercised.

     7.3 Termination. No Options may be granted after ten years after the date on which this Plan was approved by the Board, provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or vested, as the case may be, or are terminated in accordance with the Plan.

                                   ARTICLE 8

                    SHAREHOLDER APPROVAL AND EFFECTIVE DATE

     This Plan is subject to the approval of the holders of at least a majority of the votes cast by the holders of shares entitled to vote thereon, which approval shall be obtained at the annual shareholder's meeting following the adoption of the Plan by the Board. If the shareholders do not approve the Plan as aforesaid, the Plan shall not be effective, and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

          This Proxy is Solicited on behalf of the Board of Directors

                       NEW BRUNSWICK SCIENTIFIC CO., INC.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 26, 1998

     The undersigned hereby constitutes and appoints David Freedman, Sigmund Freedman and Ezra Weisman, and each of them, proxies of the undersigned, with full power of substitution to represent and vote, as designated on the reverse side, all shares of the common stock of New Brunswick Scientific Co., Inc. (the Corporation) which the undersigned could represent and vote if personally present at the Annual Meeting of Shareholders of the Corporation to be held on May 26, 1998, and at any adjournment thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

                Please Detach and Mail in the Envelope Provided

       Please mark your
A [X]  votes as in this
       example.

           MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW

                    FOR       WITHHELD
                                             Class           Nominees                Term Expires
                                             -------         --------                ------------
1. Election of      [ ]         [ ]          Class II        Sigmund Freedman        2001 Annual Meeting
   directors                                 Class II        Martin Siegel           2001 Annual Meeting
                                             Class II        Dr. David Pramer        2001 Annual Meeting

For, except vote withheld from the following nominee(s)

-------------------------------------------------------

                                                            FOR AGAINST ABSTAIN
2. The approval and adoption of an amendment to the New     [ ]   [ ]      [ ]
   Brunswick Scientific Co., Inc. 1991 Nonqualified Stock
   Option Plan revising the provisions that relate to vesting and payment.

3. The approval and adoption of an amendment to the New     [ ]   [ ]      [ ]
   Brunswick Scientific Co., Inc. 1989 Stock Option Plan for Nonemployee Directors increasing the number of authorized shares by 100,000 and revising the provisions that relate to vesting and payment.

4. To approve and adopt the New Brunswick Scientific Co.,   [ ]   [ ]      [ ]
   Inc. 1998 Nonqualified Stock Option Plan for Ten
   Percent Shareholder-Directors.

Management Recommends A Vote FOR Proposals 2, 3 and 4 Listed Above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S)___________________________________________ DATE ________________

Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc., should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares held in the name of two or more persons all should sign.